UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2016

        MKS INSTRUMENTS, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	000-23621	04-2277512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Tech Drive, Suite 201, Andover, Massachusetts		01810
Address of principal executive offices		Zip Code

Registrant’s telephone number, including area code: (978) 645-5500

(Former name or former address if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On February 22, 2016, MKS Instruments, Inc. (the “Company”), and its newly formed, wholly owned subsidiary, PSI Equipment, Inc., a Nevada corporation (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Newport Corporation, a Nevada corporation (“Newport”), providing for, subject to the terms and conditions of the Merger Agreement, the acquisition of Newport by the Company at a price of $23.00 per share in cash, without interest and subject to deduction for any required withholding tax (the “Merger Consideration”), through the merger of Merger Sub into Newport (the “Merger”), with Newport surviving the Merger as a wholly owned subsidiary of the Company.

At the effective time of the Merger (the “Effective Time”):

•	each share of Newport’s common stock, par value $0.1167 (each, a “Share”) issued and outstanding immediately prior to the Effective Time (other than Shares held in the treasury of Newport or owned, directly or indirectly, by the Company, Merger Sub or any wholly owned subsidiary of Newport, the Company or Merger Sub immediately prior to the Effective Time (all of which will be cancelled)) will be converted into the right to receive the Merger Consideration;

•	each restricted stock unit (each, an “RSU”) granted under any stock option or equity compensation plan, arrangement or agreement of Newport (“Newport Equity Plans”) that is outstanding immediately prior to the Effective Time of the Merger and as to which Shares have not been fully distributed in connection with the closing of the Merger will be assumed by the Company and continue to be subject to the same terms and conditions (including vesting schedule) as in effect for such RSU immediately prior to the Effective Time, except that such RSU will become an award for a number of shares of Company common stock (rounded down to the nearest whole share) equal to the number of Shares subject to such RSU immediately prior to the Effective Time, multiplied by a fraction (the “Equity Award Exchange Ratio”), the numerator of which will be the Merger Consideration and the denominator of which will be the volume weighed average price per share of Company common stock on the Nasdaq Global Select Market over the five consecutive trading days ending on the second complete trading day preceding the closing date for the Merger; and

•	each stock appreciation right (each, a “SAR”) granted under any Newport Equity Plan, whether vested or unvested, that is outstanding immediately prior to the Effective Time will be assumed by the Company and continue to be subject to the same terms and conditions (including vesting schedule) as in effect for such SAR immediately prior to the Effective Time, except that such SAR will become an award for a number of shares of Company common stock (rounded down to the nearest whole share) equal to the number of Shares subject to such SAR, multiplied by the Equity Award Exchange Ratio and have a per share base value (rounded up to the nearest whole cent) equal to the per share base value for such SAR immediately prior to the Effective Time, divided by the Equity Award Exchange Ratio.

Any performance condition applicable to RSUs and SARs will be deemed fully satisfied under the terms of the applicable award agreement.

The Merger Agreement contains customary representations and warranties from both Newport and the Company. It also contains customary covenants, including covenants providing for each of the parties to use its reasonable best efforts to cause the Merger to be consummated, and covenants requiring Newport (i) subject to certain exceptions, to carry on its business in the ordinary course of business consistent with past practice during the period between the execution of the Merger Agreement and the Effective Time and (ii) not to initiate, solicit, knowingly facilitate or knowingly encourage any inquiries, proposals or offers relating to alternate transactions or, subject to certain exceptions, to engage in any discussions or negotiations with respect thereto.

Completion of the Merger is subject to customary closing conditions, including (i) approval of the Merger by Newport’s stockholders, (ii) the absence of injunctions or other legal restraints prohibiting the Merger, (iii) expiration or early termination of any regulatory waiting periods and receipt of required regulatory approvals, (iv) the accuracy of the Company’s and Newport’s representations and warranties, (v) compliance by the Company and Newport with their respective covenants, (vi) the absence of a material adverse effect on Newport and (vii) the absence of any action by a governmental entity challenging the Merger. The Company’s obligations under the Merger Agreement are not subject to any financing condition.

Under the Merger Agreement, the Company is entitled to receive a termination fee of $32,600,000 if the Merger Agreement is terminated by Newport to accept an alternative acquisition proposal and in certain other circumstances.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, Newport, Merger Sub or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by the Company and Merger Sub, on the one hand, and Newport on the other hand, made solely for the benefit of the other. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties in negotiating the terms of the Merger Agreement, including information in confidential disclosure letters delivered by each party in connection with the signing of the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the Company and Merger Sub, on the one hand, and Newport, on the other hand, rather than establishing matters as facts. Accordingly, the representations and warranties in the Merger Agreement should not be relied on by any persons as characterizations of the actual state of facts about the Company or Newport at the time they were made or otherwise. In addition, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s or Newport’s public disclosures.

Stockholder Agreements

In connection with the Merger Agreement, each of Newport’s directors and executive officers executed a Stockholder Agreement with the Company (collectively, the “Stockholder Agreements”). Each Stockholder Agreement (i) requires the applicable stockholder to vote such stockholder’s Shares in favor of (and to grant a proxy to the Company to vote in favor of) adoption and approval of the Merger Agreement and to vote against the approval or adoption of any alternative acquisition proposal and (ii) prohibits the applicable stockholder from transferring such stockholder’s Shares, each subject to the exceptions described in the Stockholder Agreement. The Stockholder Agreements will terminate upon the Effective Time or the earlier termination of the Merger Agreement.

The foregoing description of the Stockholder Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Stockholder Agreement, which is included as Exhibit A to Exhibit 2.1 hereto and is incorporated herein by reference.

Commitment Letter

In connection with the Merger Agreement, the Company entered into a debt commitment letter (the “Commitment Letter”) dated as of February 22, 2016, with Barclays Bank PLC (“Barclays”), Deutsche Bank Securities Inc. (“DBSI”) and Deutsche Bank AG New York Branch (“DBNY”, and together with DBSI and Barclays, the “Commitment Parties”), pursuant to which, among other things, the Commitment Parties have committed to provide the Company with debt financing in the aggregate principal amount of up to $800,000,000 to finance, in part, the acquisition of Newport. In addition, the Commitment Parties have committed under the Commitment Letter to provide the Company with a $50,000,000 asset-based revolving credit facility for working capital purposes, as needed. The Commitment Parties’ obligations under the Commitment Letter are subject to certain conditions, including consummation of the Merger in accordance with the Merger Agreement; the negotiation and execution of definitive documentation consistent with the Commitment Letter; delivery of certain pro forma and other financial information; subject to certain limitations, the absence of a material adverse effect on Newport; the accuracy of specified representations and warranties of Newport in the Merger Agreement and specified representations and warranties of the Company to be set forth in the definitive loan documents; and other customary closing conditions.

The foregoing description of the Commitment Letter does not purport to be complete and is qualified in its entirety by reference to the Commitment Letter, a copy of which is being filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 8.01	Other Events.

On February 23, 2016, the Company and Newport issued a joint press release announcing their entry into the Merger Agreement. A copy of that press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

On February 23, 2016, the Company made available to investors an investor presentation in connection with the execution of the Merger Agreement. A copy of that investor presentation is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The exhibits listed on the Exhibit Index hereto are filed as part of this Current Report on Form 8-K.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

Newport plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a Proxy Statement in connection with the Merger. Additionally, Newport will file other relevant materials with the SEC in connection with the Merger. The Proxy Statement will contain important information about the Company, Merger Sub, Newport, the Merger and related matters. Investors and security holders are urged to read the Proxy Statement carefully when it is available.

Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by the Company and Newport through the web site maintained by the SEC at www.sec.gov.

In addition, investors and security holders will be able to obtain free copies of the Proxy Statement from Newport by contacting Chris Toth at 949-331-0337.

The Company and Newport, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the stockholders of Newport in respect of the transactions contemplated by the Merger Agreement. Information regarding the Company’s directors and executive officers is contained in the Company’s Form 10-K for the year ended December 31, 2014 and its proxy statement dated March 13, 2015, which are filed with the SEC. Information regarding Newport’s directors and executive officers is contained in Newport’s Form 10-K for the year ended January 3, 2015 and its proxy statement dated April 8, 2015, which are filed with the SEC. To the extent holdings of securities by such directors or executive officers have changed since the amounts printed in the 2015 proxy statements, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the participants in the solicitation of proxies in respect of the transactions contemplated by the Merger Agreement and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement to be filed by Newport and other relevant materials to be filed with the SEC when they become available.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

Statements in this document regarding the proposed transaction between the Company and Newport, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about the Company or Newport managements’ future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “will,” “projects,” “intends,” “believes,” “plans,” “anticipates,” “expects,” “estimates”, “forecasts”, “continues” and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: (1) the ability to consummate the transaction, (2) risks that the conditions to the closing of the transaction are not satisfied, including the risk that required approvals for the transaction from governmental authorities or the stockholders of Newport are not obtained; (3) litigation relating to the transaction; (4) the ability of the Company to successfully integrate Newport’s operations and employees; (5) unexpected costs, charges or expenses resulting from transaction; (6) risks that the proposed transaction disrupts the current plans and operations of the Company and Newport; (7) the ability to realize anticipated synergies and cost savings; (8) competition from larger and more established companies in Newport’s markets; (9) the Company’s ability to successfully grow Newport’s business; (10) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (11) the availability and terms of the financing to be incurred in connection with the transaction; (12) the retention of key employees; (13) legislative, regulatory and economic developments, including changing business conditions in the industries in which the Company and Newport operate and the economy in general as well as financial performance and expectations of the Company’s and Newport’s existing and prospective customers, and the other factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and its most recent quarterly report filed with the SEC and in Newport’s Annual Report on Form 10-K for the year ended January 3, 2015 and its most recent quarterly report filed with the SEC. However, it is not possible to predict or identify all such factors. Consequently, while the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. The Company and Newport disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 23, 2016

MKS Instruments, Inc.

By:	/s/ Seth H. Bagshaw
Name:	Seth H. Bagshaw
Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, by and among the Company, Merger Sub and Newport, dated February 22, 2016 (the Company hereby agrees to furnish supplementally a copy of any omitted schedules to the SEC upon request)

10.1	Commitment Letter by and among the Company, Barclays Bank PLC, Deutsche Bank Securities Inc., and Deutsche Bank AG New York Branch, dated February 22, 2016

99.1	Joint Press Release issued by the Company and Newport on February 23, 2016

99.2	Investor Presentation made available by the Company on February 23, 2016